BONDS	12 Months Ended
Sep. 30, 2025
Bonds
BONDS

13. BONDS

On October 16, 2023, the Company entered into convertible bond agreements for the aggregate amount of ¥299,997 thousand at par with two third-party investors for working capital. The convertible bonds bore interest of 10% per annum and had an original maturity date of October 15, 2024. The bonds were convertible for common shares between November 30, 2023 and October 15, 2024 at a conversion price of ¥2,880 per common share.

On August 30, 2024, the convertible bond agreements were amended and the maturity on the convertible bonds was extended from October 15, 2024 to October 15, 2025, with the renewed interest rate of 15% per annum bearing from October 16, 2024. The convertible bonds’ rights to convert to common shares were amended to expire on August 30, 2024 , and the convertible bonds’ rights to convert to common shares expired on the date of amendment. The bond was fully paid off on January 27, 2025 .